                            SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
                               (Amendment No.   )

Filed by the Registrant [X]
Filed by a Party other than the Registrant []
Check the appropriate box:

/ / Preliminary Proxy Statement
/X/ Definitive Proxy Statement
/X/ Definitive Additional Materials
/ / Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                        FIRST STERLING BANKS, INC. f/k/a
                         WESTSIDE FINANCIAL CORPORATION
                (Name of Registrant as Specified In Its Charter)

                            T. KENNERLY CARROLL, JR.
                   (Name of Person(s) Filing Proxy Statement)
Payment of Filing Fee (Check the appropriate box):
/X/ $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(j)(2).
/ / $500 per each party to the controversy pursuant to Exchange Act Rule 14a-
    6(i)(3).
/ / Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

1)      Title of each class of securities to which transaction applies:

 ................................................................................
2) Aggregate number of securities to which transaction applies:

 ................................................................................
3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:(1)

 ................................................................................
4) Proposed maximum aggregate value of transaction:

 ................................................................................
(1) Set forth the amount on which the filing fee is calculated and state how it was determined.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1) Amount Previously Paid:

   .............................................
2) Form, Schedule or Registration Statement No.:

   .............................................
3) Filing Party:

   .............................................
4) Date Filed:

   .............................................

                        FIRST STERLING BANKS, INC.
                          Post Office Box 2147
                         Marietta, Georgia 30061
                               404-499-2265



EDWARD C. MILLIGAN
   President

                                                               August 2, 1996


To the Shareholders of
First Sterling Banks, Inc.


     The Annual Meeting of Shareholders of First Sterling Banks, Inc. will be held at The Westside Bank & Trust Company's main office, 1200 Barrett Parkway, Kennesaw, Georgia, on Wednesday, August 28, 1996, at 8:00 a.m. local time.

     Although the business session will begin at 8:00 a.m., our directors, officers attorneys and auditors will be available to meet with you from 7:30 until 8:00 a.m. to discuss all aspects of the Company and to answer any questions you may have, and they will remain after the meeting as well if there are further questions.

     The items of business scheduled for vote at the meeting are explained in the accompanying Proxy Statement. Even if you are planning to attend the Annual Meeting, please complete the enclosed proxy card and return it to us in the enclosed, self-addressed, stamped envelope. If you attend the Annual Meeting, you may revoke your Proxy and vote in person.

     We look forward to seeing you on August 28, and thank you for being a shareholder.

                                      Sincerely,



                                      /s/ EDWARD C. MILLIGAN
                                      Edward C. Milligan
                                      President

                            FIRST STERLING BANKS, INC.
                              1200 BARRETT PARKWAY
                            KENNESAW, GEORGIA  30144

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

     NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of First Sterling Banks, Inc. will be held at The Westside Bank & Trust Company, 1200 Barrett Parkway, Kennesaw, Georgia 30144, at 8:00 a.m., local time, on August 28, 1996, for the following purposes:

     1. ELECT CLASS II DIRECTOR. To elect one (1) Class II director to serve for a three-year term expiring at the 1999 Annual Meeting of Shareholders or until his successor is duly elected and qualified.

     2. OTHER BUSINESS. To transact such other business as may properly come before the Annual Meeting or any adjournments thereof.

     Only shareholders of record at the close of business on July 12, 1996, will be entitled to receive notice of and vote at the Annual Meeting or any adjournments thereof.

     The Annual Meeting may be adjourned from time to time without notice other than announcement at the Annual Meeting, and any business for which notice of the Annual Meeting is hereby given may be transacted at a reconvened meeting following such adjournment.

                                       By Order of the Board of Directors,

                                       /s/ Edward C. Milligan

                                       Edward C. Milligan
                                       President

Enclosures
August 2, 1996

WHETHER OR NOT YOU EXPECT TO BE PRESENT AT THE MEETING IN PERSON, PLEASE VOTE, SIGN, DATE AND RETURN THE ENCLOSED PROXY PROMPTLY IN THE ENCLOSED BUSINESS REPLY ENVELOPE. IF YOU DO ATTEND THE MEETING, YOU MAY WITHDRAW YOUR PROXY AND VOTE IN PERSON.

PLEASE COMPLETE, DATE AND SIGN THE ENCLOSED PROXY CARD AND RETURN IT PROMPTLY IN THE ENVELOPE PROVIDED, WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING. IF YOU ATTEND THE MEETING, YOU MAY VOTE IN PERSON IF YOU WISH, EVEN IF YOU HAVE PREVIOUSLY RETURNED YOUR PROXY.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE HOLDERS OF COMMON STOCK VOTE IN FAVOR OF THE PROPOSALS ENUMERATED ABOVE AND DESCRIBED IN THE ACCOMPANYING PROXY STATEMENT.

                                TABLE OF CONTENTS

                                                                            PAGE

INTRODUCTION . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 1
     General . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 1
     Record Date, Solicitation and Revocability of Proxies . . . . . . . . . 1
     Votes Required. . . . . . . . . . . . . . . . . . . . . . . . . . . . . 2
     Recent Developments . . . . . . . . . . . . . . . . . . . . . . . . . . 2

PROPOSAL ONE - ELECTION OF CLASS II DIRECTOR OF THE COMPANY. . . . . . . . . 3
     Board of Directors. . . . . . . . . . . . . . . . . . . . . . . . . . . 3
     Board Committees and Attendance . . . . . . . . . . . . . . . . . . . . 5
          Executive Committee. . . . . . . . . . . . . . . . . . . . . . . . 5
          Directors Stock Option Committee . . . . . . . . . . . . . . . . . 5
     Reports required by Section 16(a) of the Securities Exchange Act of
       1934 (the "Act"). . . . . . . . . . . . . . . . . . . . . . . . . . . 5
     Certain Transactions. . . . . . . . . . . . . . . . . . . . . . . . . . 6
     Officers. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 6

EXECUTIVE COMPENSATION . . . . . . . . . . . . . . . . . . . . . . . . . . . 7
     Cash Compensation Table . . . . . . . . . . . . . . . . . . . . . . . . 7
     Stock Options . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 8

AGREEMENTS WITH EXECUTIVES . . . . . . . . . . . . . . . . . . . . . . . . . 9
     Company and Westside Bank . . . . . . . . . . . . . . . . . . . . . . . 9
     Eastside Bank . . . . . . . . . . . . . . . . . . . . . . . . . . . . .10

DIRECTOR COMPENSATION. . . . . . . . . . . . . . . . . . . . . . . . . . . .11
     The Company and Westside Bank . . . . . . . . . . . . . . . . . . . . .11
     Eastside Bank . . . . . . . . . . . . . . . . . . . . . . . . . . . . .12

OWNERSHIP OF STOCK . . . . . . . . . . . . . . . . . . . . . . . . . . . . .12
     Principal Holders of Company Stock. . . . . . . . . . . . . . . . . . .12

SECURITY OWNERSHIP OF MANAGEMENT . . . . . . . . . . . . . . . . . . . . . .13

MISCELLANEOUS. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .13
     Relationship with Independent Public Accountants. . . . . . . . . . . .13
     Solicitation of Proxies . . . . . . . . . . . . . . . . . . . . . . . .14
     1997 Annual Meeting - Shareholder Proposals . . . . . . . . . . . . . .14
     1995 Annual Report on Form 10-KSB . . . . . . . . . . . . . . . . . . .14

                           FIRST STERLING BANKS, INC.
               PROXY STATEMENT FOR ANNUAL MEETING OF SHAREHOLDERS
                          TO BE HELD ON AUGUST 28, 1996

                                  INTRODUCTION


GENERAL

     This Proxy Statement ("Proxy Statement") is being furnished to the shareholders of First Sterling Banks, Inc., a corporation organized and existing under the laws of the State of Georgia (hereinafter referred to as the "Company"), in connection with the solicitation of proxies by the Board of Directors of the Company from holders of outstanding shares of the common stock of the Company ("Common Stock"), for use at the Annual Meeting of Shareholders of the Company to be held at 8:00 a.m., local time on August 28, 1996, and at any adjournments thereof ("Annual Meeting").

     At the Annual Meeting, the shareholders of the Company will be asked to:
(1) elect one (1) Class II director to serve for a three-year term, or until his successor is duly elected and qualified; and (2) transact such other business as may properly come before the Annual Meeting or any adjournments thereof.

     This Proxy Statement is dated August 2, 1996, and is first being mailed to the shareholders of the Company on or about August 2, 1996. The 1995 Annual Report to Shareholders of the Company accompanies this Proxy Statement.

     The principal executive offices of the Company are located at 1200 Barrett Parkway, Kennesaw, Georgia 30144, and the telephone number of the Company at such address is 770/499-2265.

RECORD DATE, SOLICITATION AND REVOCABILITY OF PROXIES

     The Board of Directors of the Company has fixed the close of business on July 12, 1996, as the record date ("Record Date") for determination of the Company's shareholders entitled to notice of and to vote at the Annual Meeting. At the close of business on such date, there were 586,300 shares of Common Stock issued and outstanding and held by approximately 547 shareholders of record. Holders of Common Stock are entitled to one vote on each matter considered and voted upon at the Annual Meeting for each share of Common Stock held of record at the close of business on the Record Date.

     Shares of Common Stock represented by properly executed proxies, if such proxies are received in time and not revoked, will be voted at the Annual Meeting in accordance with any instructions indicated in such proxies. IF NO INSTRUCTIONS ARE INDICATED, SUCH SHARES OF COMMON STOCK WILL BE VOTED FOR THE ELECTION OF THE NOMINATED DIRECTOR AND IN THE DISCRETION OF THE PROXY HOLDER AS TO ANY OTHER MATTER WHICH MAY PROPERLY COME BEFORE THE ANNUAL MEETING OR ANY ADJOURNMENTS THEREOF.

     A shareholder who has given a proxy may revoke it at any time prior to its exercise at the Annual Meeting by (i) giving written notice of revocation to the Company, (ii) properly submitting to the Company a duly executed proxy bearing a later date, or (iii) appearing in person at the Annual Meeting and voting in person. All written notices or revocation and other communications with respect to revocation of proxies should be addressed as follows: First Sterling Banks, Inc., 1200 Barrett Parkway, Kennesaw, Georgia 30144,
Attention:  Ms. Barbara J. Bond.

VOTES REQUIRED

     The affirmative vote of the holders of a plurality of the shares of Common Stock represented at the Annual Meeting at which a quorum is present is necessary to elect the one (1) nominee for Class II membership on the Board of Directors. The presence, in person or by proxy, of a majority of the outstanding shares of Common Stock entitled to vote at the Annual Meeting is necessary to constitute a quorum at the Annual Meeting.

RECENT DEVELOPMENTS

     On July 31, 1996, Eastside Holding Corporation ("EHC"), a Georgia corporation and a one-bank holding company which owned all of the capital stock of The Eastside Bank & Trust Company ("Eastside Bank"), a Georgia bank, was merged into the Company (the "Merger"). The Company was the surviving entity of the Merger continuing under its Articles of Incorporation and Bylaws. As a result of the Merger, each share of EHC stock owned by an EHC shareholder was converted into the right to receive one share of Company stock.

     On July 30, 1996, the Company declared a stock split effected in the form of a stock dividend to the Company shareholders so that each shareholder in the Company at such time received for each share of Company stock a distribution of .23 shares of Company stock. The reason for the Company stock split effected in the form of a stock dividend was to provide that the ratio of stock ownership between the Company shareholders and the EHC shareholders after the Merger was consummated shall be in proportion to the ratio between the Company Adjusted Book Value and the EHC Adjusted Book Value as determined in accordance with the Merger Agreement between the parties since the EHC shareholders shall have the right to receive one share of Company stock for each share of EHC stock.

     Pursuant to the terms of the Agreement between EHC and the Company by which the Merger was consummated, all of the Company's directors, except for Messrs. P. Harris Hines, Edward C. Milligan and Benjamin H. Wofford, resigned and two directors from the EHC Board of Directors were elected to fill certain vacancies as follows: Harry L. Hudson, Jr. as a Class I director and John S. Thibadeau, Jr. as a Class III director.

     The Company amended its Articles of Incorporation effective July 31, 1996, to change its name to "First Sterling Banks, Inc."

         PROPOSAL ONE - ELECTION OF CLASS II DIRECTOR OF THE COMPANY

     At the Annual Meeting one (1) Class II director shall be elected to serve for a three-year term of office or until his successor is duly elected and qualified.

     The Company's Articles of Incorporation divides the Board of Directors of the Company into three classes, Class I, Class II and Class III, each of which is as nearly equal in number as possible. The directors in each class will hold office for staggered terms of three (3) years each, after the initial terms of one (1) year, two (2) years and three (3) years respectively. The Class II director was elected for an initial two (2)-year term which expires at the 1996 Annual Meeting. The Board of Directors has nominated the following person for Class II membership on the Board, and unanimously recommends a vote "FOR" the election of this person: Benjamin H. Wofford, M.D. This person is currently serving as a Class II director.

     All shares of Common Stock represented by valid proxies received pursuant to this solicitation and not revoked before they are exercised, will be voted in the manner specified therein. If no specification is made, the proxies will be voted for the election of the Class II nominee listed above. In the event that the nominee is unable to serve, the persons designated as proxies will cast votes for such other persons as they may select. The affirmative vote of the holders of a plurality of the shares of Common Stock represented at the Annual Meeting at which a quorum is present is required for the election of the nominee listed above.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE ELECTION OF THE NOMINEE LISTED ABOVE.

BOARD OF DIRECTORS

     The following table sets forth the name of each current director and the nominee for Class II director of the Company; a description of his position and offices with the Company (other than as a director) and with The Westside Bank & Trust Company ("Westside Bank") and the Eastside Bank, if any; a brief description of his principal occupation and business experience during the past five years and certain other information, including his age as of June 30, 1996 and the number of shares of Common Stock beneficially owned by him immediately following the consummation of the Merger of the Company and EHC on July 31, 1996, and the percentage of the total shares of Common Stock outstanding on such date which such beneficial ownership represents. The table also sets forth the class of each director. The terms of the Class I directors expire at the 1998 Annual Meeting; the terms of the Class II directors expire in 1996 and the terms of the Class III directors expire in 1997.


- -------------------------------------------------------------------------------------------------------------------
 NAME, YEAR FIRST ELECTED                                                                     COMMON STOCK
   TO BOARD OF COMPANY,                   POSITION WITH THE COMPANY AND PRINCIPAL             BENEFICIALLY
       AND CLASS                  AGE      OCCUPATION DURING THE PAST FIVE YEARS                 OWNED(1)
- -------------------------------------------------------------------------------------------------------------------
The Honorable P. Harris Hines     52     Judge Hines has served as Chairman of the            8,948(2)
(1994)                                   Board of Directors of  Westside Bank since           0.67%
                                         April 1992. From January 1, 1983 until July 26,
                                         1995, Judge Hines served as Judge of the
Class III                                Superior Court of Cobb County, Georgia.  Since
                                         July 26, 1995, Judge Hines has served as a
                                         Justice of the Supreme Court of the State of
                                         Georgia.
- -------------------------------------------------------------------------------------------------------------------
Harry L. Hudson, Jr.              52     Mr. Hudson is an agent for the State Farm            16,050
(1996)                                   Insurance Company.  Mr. Hudson has been              1.23%
                                         associated with State Farm since January 1,
                                         1970.  Mr. Hudson currently serves as Chairman
Class I                                  of the Board of Directors of Eastside Bank.  He
                                         has been a member of the Board of Eastside
                                         Bank since its organization in 1990.
- -------------------------------------------------------------------------------------------------------------------
Edward C. Milligan                51     Mr. Milligan is President of the Company and         38,260(3)
(1994)                                   has served as President and Chief Executive          2.85%
                                         Officer of Westside Bank since its organization
                                         in 1990.
Class I
- -------------------------------------------------------------------------------------------------------------------
John S. Thibadeau, Jr.            48     Since 1973, Mr. Thibadeau has been President         5,000
(1996)                                   of Deauton Corporation, a real estate                0.38%
                                         construction and development firm.  As a
                                         licensed real estate broker, Mr. Thibadeau is an
Class III                                officer and principal in Thibadeau-Burton Realty
                                         and serves as Vice President of University Inn
                                         Operating Co. , a hotel/motel management firm.
                                         He served as Chairman of the Board of Directors
                                         of Eastside Bank from its organization until
                                         February 1, 1991, and has been a member of the
                                         Board of Eastside Bank since its organization in
                                         1990.
- -------------------------------------------------------------------------------------------------------------------
Benjamin H. Wofford, M.D.         58     Dr. Wofford served as Chairman of the Board of       33,029(4)
(1994)                                   Directors of  Westside Bank from its                 2.49%
                                         organization until April 1991.  Since 1970, Dr.
                                         Wofford has been a physician specializing in
Class II                                 plastic and cosmetic surgery in Marietta,
Nominee                                  Georgia.
- -------------------------------------------------------------------------------------------------------------------

NOTES TO TABLE

(1) The information shown above is based upon information forwarded to the Company by the named persons. For the purposes of this table, the term "beneficial ownership" is used as defined in Rule 13d-3 under the Securities Exchange Act of 1934, as amended ("1934 Act"). Under applicable SEC rules the number of outstanding shares of common stock used in the computation of the "Percent of Class" includes currently exercisable stock options owned by the shareholder.

(2) Includes 6,150 shares of Common Stock obtainable upon the exercise of options.

(3) Includes 19,680 shares of Common Stock obtainable upon the exercise of the options and 500 shares held by Mr. Milligan's minor children.

(4) Includes 6,150 shares of Common Stock obtainable upon the exercise of options and 5,000 shares held as joint tenant with spouse.

BOARD COMMITTEES AND ATTENDANCE

     The business and affairs of the Company are under the direction of the Company's Board of Directors.

     During 1995, the Company's Board of Directors held nine (9) regular meetings, and all of the Company's directors attended at least 75% of the aggregate meetings of the Company's Board of Directors and the committees thereof on which they sat except for Jane M. Carithers and Lillian B. Darden.

     During 1995, the Board of Directors of the Company had established two committees -- an Executive Committee and a Directors Stock Option Committee.

     EXECUTIVE COMMITTEE. The Executive Committee is authorized to act on behalf of the Board of Directors on all matters that may arise between regular meetings of the Board of Directors upon which the Board of Directors would be authorized to act. The Executive Committee is authorized to nominate members to the Company's Board of Directors and to the various Board committees of the Company. The current members of the Executive Committee are: P. Harris Hines, Harry L. Hudson, Jr., Edward C. Milligan, John S. Thibadeau, Jr., and Benjamin H. Wofford. During 1995, the Executive Committee met one (1) time.

     DIRECTORS STOCK OPTION COMMITTEE. The Directors Stock Option Committee is responsible for administering the 1995 Directors Stock Option Plan. It has authority to interpret the plan, make grants, and determine terms and conditions of grants within the context of the Plan. The current members of the Directors Stock Option Committee are: P. Harris Hines, Harry L. Hudson, Jr., Edward C. Milligan, John S. Thibadeau, Jr., and Benjamin H. Wofford. During 1995, the Directors Stock Option Committee met one (1) time.

REPORTS REQUIRED BY SECTION 16(a) OF THE SECURITIES EXCHANGE ACT OF 1934 (THE "ACT")

     The Securities and Exchange Commission ("SEC") has adopted certain rules and forms under Section 16 of the Act relating to reports concerning stock ownership and transactions by directors, officers, and stockholders who directly or indirectly are the beneficial owners of more than ten percent of any class of any equity security which is registered pursuant to Section 12 of the Act ("Principal Shareholders") (these persons are collectively referred to as "Insiders").

     The rules require that any director, officer or Principal Shareholder of a company whose securities are registered under the Act (an "Issuer") file a Form 3, which is an initial statement of beneficial ownership of equity securities, a Form 4 to report any changes in beneficial ownership and a Form 5 within forty-five (45) days after the end of the Issuer's fiscal year to report any securities transactions during the fiscal year that have not previously been reported on a Form 3 or Form 4.

     Any Issuer under the amended rules is required to disclose any known late filings or failures to file by an Insider of any of the reports required by Section 16(a) of the Act. An Issuer does not have any obligation to research or make inquiry regarding delinquent filings, and it may rely on a written representation from the Insider that no Form 5 filing is required.

     Based on a review of Forms 3, 4 and 5 and amendment thereto and certain written representations which have been furnished to the Company for its fiscal year ended December 31, 1995, there were no persons who were subject to Section 16 of the Act who failed to file on a timely basis reports required by Section 16(a) of the Act for such fiscal year.

CERTAIN TRANSACTIONS

     During 1995, Westside Bank and Eastside Bank had outstanding loans directly to or indirectly accruing to the benefit of certain of the then directors, nominees for director, and executive officers of the Company, and their related interests. These loans were made in the ordinary course of business and were made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with others. In the opinion of the Company's management, such loans do not involve more than normal risks of collectibility or present other unfavorable features. In the future, both banks expect to have banking transactions in the ordinary course of business with the Company's directors, executive officers and their related interests.

OFFICERS

     The officers of the Company and the executive officers of Westside Bank and Eastside Bank are as follows:


- -------------------------------------------------------------------------------------------------------------------
       NAME                 COMPANY                  WESTSIDE BANK                EASTSIDE BANK
- -------------------------------------------------------------------------------------------------------------------
Edward C. Milligan      President/Chief          President/Chief Executive
                        Executive Officer        Officer
- -------------------------------------------------------------------------------------------------------------------
Barbara J. Bond         Secretary/Treasurer      Senior Vice President/
                                                 Secretary
- -------------------------------------------------------------------------------------------------------------------
Michael J. Henderson                             Senior Vice President
- -------------------------------------------------------------------------------------------------------------------
Reggie D. Cox                                                                  President/Chief Executive Officer
- -------------------------------------------------------------------------------------------------------------------
Fredrick D. Jones                                                              Senior Vice President/
                                                                               Secretary
- -------------------------------------------------------------------------------------------------------------------
Ernest L. Horn, Jr.                                                            Senior Vice President
- -------------------------------------------------------------------------------------------------------------------

     The table set forth below shows for each officer of the Company (a) the person's name, (b) his or her age at June 30, 1996, (c) the year he or she was first elected as an officer of the

Company, and (d) his or her present positions with the Company and his or her other business experience for the past five years.


- -------------------------------------------------------------------------------------------------------------------
                                              FIRST
                                              YEAR
        NAME                      AGE        ELECTED                    BUSINESS EXPERIENCE
- -------------------------------------------------------------------------------------------------------------------
Edward C. Milligan                 51         1994        Mr. Milligan serves as President and Chief Executive
                                                          Officer of the Company and Westside Bank.(1)
- -------------------------------------------------------------------------------------------------------------------
Barbara J. Bond                    47         1994        Ms. Bond serves as Secretary/Treasurer of the
                                                          Company.  She serves as Senior Vice President and
                                                          Senior Operations Officer of Westside Bank and has
                                                          served in such capacities since the organization of the
                                                          bank. Ms. Bond has served as Secretary of Westside
                                                          Bank since September 18, 1991.
- -------------------------------------------------------------------------------------------------------------------

NOTE TO TABLE

(1) See "Board of Directors" above for a description of Mr. Milligan's prior business experience.


                             EXECUTIVE COMPENSATION

CASH COMPENSATION TABLE

     No compensation was paid or provided by the Company to its officers in 1995. The cash compensation which has been paid, accrued or awarded by Westside Bank for services rendered in all capacities during the fiscal year ended December 31, 1995 to the chief executive officer of Westside Bank who was the only executive officer of Westside Bank or Eastside Bank whose compensation exceeded $100,000, is as follows:

                            SUMMARY COMPENSATION TABLE


===================================================================================================================
                                           ANNUAL                             LONG-TERM
   NAME AND                             COMPENSATION                         COMPENSATION
   PRINCIPAL           YEAR     --------------------------------------------------------------
   POSITION                                                                                           ALL OTHER
                                                                                 STOCK               COMPENSATION
                                    SALARY         BONUS                     OPTIONS (SHARES)
===================================================================================================================
Edward C. Milligan     1995         $117,425.00    $34,800                        6,000               5,348.00(1)
President of the
Company;               1994         $110,005.00    $22,000                                            $4,450.00(1)
President/CEO,
Westside Bank          1993         $106,260.68    $10,000                                            $3,125.22(1)
===================================================================================================================

NOTE TO TABLE

(1) Amounts contributed by Westside Bank during 1993, 1994 and 1995 to Mr. Milligan's account in the Bank's 401(k) Plan were $2,125.22, $2,245.00 and $2,348.46 respectively. Mr. Milligan was paid $1,000 in 1993, $2,200 in 1994 and $3,000 in 1995 for his services as a member of Westside Bank's Board of Directors.

STOCK OPTIONS

     The following tables set forth information in regard to incentive stock options granted to the chief executive officer of Westside Bank who was the only executive officer whose compensation exceeded $100,000:

                      OPTION/SAR GRANTS IN LAST FISCAL YEAR


===================================================================================================================
                                           INDIVIDUAL GRANTS
- -------------------------------------------------------------------------------------------------------------------
                                           PERCENT OF TOTAL                                    GRANT DATE
                                            OPTIONS GRANTED      EXERCISE OR                     PRESENT
                             OPTIONS        TO EMPLOYEES IN      BASE PRICE      EXPIRATION      VALUE(1)
       NAME                  GRANTED          FISCAL YEAR          ($/SH)          DATE             $
- -------------------------------------------------------------------------------------------------------------------
Edward C. Milligan            6,000              28.57%             13.00          8/15/2005         0
===================================================================================================================

NOTE TO TABLE

(1) The fair market value of a share of the Company's common stock at the date of grant, August 15, 1995, was determined to be equal to or less than the exercise price of $13.00 per share based on the reported trades through an independent broker prior to the date of grant.


              AGGREGATE STOCK OPTION EXERCISES IN FISCAL YEAR ENDED
            DECEMBER 31, 1995 AND FISCAL YEAR-END STOCK OPTION VALUES

===================================================================================================================
                                                                     NUMBER OF                    VALUE OF
                                          VALUE REALIZED         UNEXERCISED STOCK               UNEXERCISED
                         NUMBER OF         ($) (MARKET           OPTIONS AT FY-END            IN-THE MONEY STOCK
     NAME                 SHARES           PRICE AT TIME                                      OPTIONS AT FY-END(1)
                        ACQUIRED ON      OF EXERCISE LESS     -----------------------------------------------------
                         EXERCISE         EXERCISE PRICE)                   NOT                           NOT
                                                                 VESTED    VESTED             VESTED     VESTED
===================================================================================================================
Edward C. Milligan           --                  --              16,000      --               $78,000      --
===================================================================================================================

NOTE TO TABLE

(1) The fair market value of a share of the Company's common stock at fiscal year end, December 31, 1995, was determined to be $16.00 per share based on the reported trades through an independent broker prior to January 1, 1996.

                          AGREEMENTS WITH EXECUTIVES

COMPANY AND WESTSIDE BANK

     The Company and Westside Bank have jointly entered into an employment agreement with Edward C. Milligan dated August 16, 1995 whereby Mr. Milligan is employed as the president and chief executive officer of both the Company and Westside Bank. The term of the Agreement is a continuing term of two years which is automatically extended each day for an additional day so that the remaining term shall continue to be two years; but either party may by written notice to the other party fix the term to a finite term of two years without further automatic extension commencing with the date of such notice.

     Mr. Milligan's initial base salary is $116,000 per annum. The base salary may be increased from time to time by the boards of directors of the Company and Westside Bank. Mr. Milligan is also entitled to such customary fringe benefits, vacation and sick leave as are consistent with the normal practices and established policies of the Company and Westside Bank and to incentives and discretionary bonuses as may be authorized, declared and paid by the board of directors to key management employees. Mr. Milligan shall be entitled to participate in any plan relating to incentive and deferred compensation, stock options, stock purchase, pension, thrift, profit sharing, group life insurance, medical coverage, disability coverage, education, or other retirement or employee benefits that the Company or Westside Bank adopts for the benefit of its executive employees and for employees generally, subject to the eligibility rules of such plans. Mr. Milligan shall continue to be provided an automobile of a make and model appropriate to his status and he shall be reimbursed reasonable expenses for dues and capital assessments for country and dining club memberships.

     In the event that Mr. Milligan's employment is involuntarily terminated prior to a "Change in Control," as defined in the employment agreement and discussed generally below, Mr. Milligan shall be paid his base salary and fringe benefits up through the date of termination. In addition, in full settlement of all claims which he may have against the Company and Westside Bank for contractual damages for breach of the employment agreement, he shall be paid at least the following amounts: a lump sum amount equal to one (1) times the annual base salary paid to him over the previous twelve (12) month period, plus a lump sum amount equal to one (1) times the annual incentive cash bonus paid to him over the previous twelve (12) month period.

     After a Change in Control has occurred, in the event that Mr. Milligan is terminated without "cause," he shall be paid his base salary and fringe benefits up through the date of termination. In addition, in full settlement of all claims which Mr. Milligan shall have against the Company and Westside Bank for contractual damages for breach of the employment agreement, he shall be paid the following amounts: a lump sum equal to two (2) times the annual base salary paid to him over the previous twelve (12) month period, plus a lump sum amount equal to two (2) times the annual incentive cash bonus paid to him over the twelve (12) month period.

     In addition, in both cases he shall be entitled to participate for the shorter of a period of twelve (12) months or twenty-four (24) months respectively, from the date of such termination or until such time as the officer is employed by another employer in all welfare benefit plans practices, policies and programs at least as favorable as the most favorable of such plan, practices, policies and programs in effect at any time during the ninety (90) day period preceding his termination; provided, that in the event the officer is employed by another employer before the end of such time period and the new employer does not provide the same level of welfare benefits that the officer is entitled to under the employment agreement, then the Company and Westside Bank shall provide such supplemental benefits as necessary to ensure that the officer has the same level of welfare benefit coverage.

     After a Change in Control, if Mr. Milligan voluntarily terminates his employment for good reason (as defined in the employment agreement which includes among other things an adverse change in his status, title, position or responsibilities) he shall be entitled to receive his base compensation, incentive bonus and fringe benefits and participate in all welfare benefit plans up through the date of termination. In addition, he shall receive the following amounts: a lump sum amount equal to two (2) times the annual base salary paid to the officer over the previous twelve (12) month period, plus a lump sum amount equal to two (2) times the annual incentive cash bonus paid to the officer over the previous twelve (12) month period.

     A "Change in Control" includes: the acquisition by certain persons of beneficial ownership within the meaning of Rule 13d-2 promulgated under the Securities Exchange Act of 1934 (the "1934 Act") of 20% or more of the voting power of the Company's outstanding voting stock; a change in one-third (1/3) of the Company's board membership unless approved by two-thirds (2/3) of the Company's board; or a merger, consolidation, reorganization, complete liquidation or dissolution involving the Company or an agreement for the sale or other disposition of all or substantially all of the assets of the Company to any person (other than a transfer to a subsidiary).

EASTSIDE BANK

     There are no employment agreements, contracts, or other arrangements between Eastside Bank and any of the principal officers or directors except for an Executive Salary Continuation Agreement ("Salary Continuation Agreement") between Eastside Bank and Reggie D. Cox, the bank's president and chief executive officer. Eastside Bank and Mr. Cox entered into the Salary Continuation Agreement effective February 15, 1995 and continuing through February 14, 1997 (the "Term"). If a "Change in Control" as defined below occurs during the Term and as a result thereof either (i) Mr. Cox is terminated, except "for cause" as defined below, at any time following the Change in Control and before he reaches age 65, or (ii) Mr. Cox has a "Change in Duties or Salary" (as defined below) and resigns as a result of such changes, then he shall be paid immediately following such resignation or termination an amount equal to one (1) times his average annual taxable compensation from Eastside Bank and its affiliates for the most recent three taxable years ending before the Change in Control. A "Change in Control" shall mean a change in control, or the execution of a definitive agreement or that acceptance of an offer by the Eastside Bank contemplating a change in control, of a nature that would be required to be reported in response to
Item 6(e) of Schedule 14A of Regulation 14A promulgated under the 1934 Act; provided that, without limitation, such a change in control shall be deemed to have occurred if (a) any "person" (as such term is used in Rule 13d-3 under the 1934 Act), is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the 1934 Act) directly or indirectly, of securities of Eastside Bank representing 25% or more of the combined voting power of the Eastside Bank's then outstanding voting securities; or (b) during any period of two consecutive years, individuals who at the beginning of such period constitute the board of directors of Eastside Bank, respectively cease, for any reason, to constitute a majority thereof unless the election or the nomination for election by Eastside Bank's shareholders, of each new director was approved by a vote of at least two-thirds of the directors then still in office who were directors at the beginning of such period.

     "Change in Duties or Salary" of Mr. Cox shall mean any of: (a) a change in duties and responsibilities from his duties and responsibilities for Eastside Bank in effect at the time a Change in Control occurs, which change results in the assignment of duties and responsibilities inferior to his duties and responsibilities at the time such Change in Control occurs; (b) a reduction in rate of annual salary from such rate in effect at the time of the Change in Control; or (c) a change in his place of assignment from Snellville, Georgia, to any other city or geographical location that is located further than 25 miles from the principal office of Eastside Bank in Snellville, Georgia.

     Eastside Bank shall have "Cause" to terminate Mr. Cox's employment under the Salary Continuation Agreement only if termination shall have been approved by at least two-thirds (2/3) of the board of directors as the result of an act or acts of personal dishonesty, incompetence, willful misconduct, breach of fididiary duty involving personal p fit, intentional failure to perform stated duties, willful violation of any law, rule, or regulation (other than traffic violations or similar offenses) or final cease-and-desist order, or material breach of any provision of the Salary Continuation Agreement. Mr. Cox will not be entitled to any salary continuation payment on or after any of the following events: the insolvency of Eastside Bank; the appointment of any conservator or receiver for the bank; a determination by the Federal Deposit Insurance Corporation ("FDIC") or the Georgia Department of Banking and Finance that Eastside Bank is in a "troubled" condition, as defined in the applicable regulations; Eastside Bank is assigned a composite rating of 4 or 5 by the FDIC under the Uniform Financial Institutions Rating Systems of the Federal Financial Institutions Examination Council; or, the FDIC initiates a proceeding against Eastside Bank to terminate or suspend deposit insurance for Eastside Bank.


                             DIRECTOR COMPENSATION

THE COMPANY AND WESTSIDE BANK

     During 1995, the Directors of Westside Bank were paid $250 for each Board Meeting attended and, other than Mr. Milligan, were paid $75 for each committee meeting attended. During 1995, the Directors of Westside Bank were paid a total of $62,000 for such services. During 1996, the Directors of Westside Bank shall be paid $500 for each Board Meeting attended and, other than Mr. Milligan, $100 for each committee meeting attended. The Directors of the Company receive no cash payment for Board or committee meeting attendance.

     The Company's 1995 Directors Stock Option Plan ("Plan") was adopted by the Board of Directors of the Company on April 19, 1995 and approved by the Company's shareholders on May 17, 1995. It was amended by the Board of Directors of the Company on November 15, 1995 and February 21, 1996. Options to purchase common stock may be granted under the Plan to members of the Board of Directors of the Company or Westside Bank and to an Emeritus Director who was a voting member of the Board of Directors within the twelve months preceding the date of any grant of options to such Emeritus Director. Sixty Thousand (60,000) shares of

Common stock are authorized for issuance under the Plan. No stock options may be granted under the Plan after April 18, 2005.

     On April 19, 1995, the Company granted 36,000 options to the members of the Board of Directors at that time who were not employees of the Company or Westside Bank. These options have an option exercise price of $11.22 per share and expire on April 18, 2005, which is ten (10) years from the date the options were granted by the Company. The Board determined this price to be equal to or greater than the fair market value of the Common Stock on April 19, 1995, by reviewing trades of the stock through an independent broker prior to the date of the grant. On September 20, 1995, the Company granted options to purchase 22,000 shares to the members of the Board of Directors at that time who were not employees of the Company or Westside Bank. These options have an option exercise price of $15.25 per share and expire on September 19, 2005, ten (10) years after the date of grant. The Board determined this price to be equal to or greater than the fair market value of the Common Stock at the time of the grant. In reaching this determination it reviewed the record of trades in the stock through an independent broker immediately preceding September 20, 1995. On November 15, 1995, the Company granted options to purchase 2,000 shares to an Emeritus Director at an option price of $17.00 per share, which options expire on November 14, 2005. In reaching the determination that this exercise price was equal to or greater than the fair market value of the Common Stock on November 15, 1995, the Board reviewed the record of trades of the stock through an independent broker immediately prior to November 15, 1995.

EASTSIDE BANK

     During 1995, the directors of Eastside Bank were paid $200 per month and, other than Mr. Cox and Mr. Horn, were paid $50 for each committee meeting attended. During 1995, the directors of Eastside Bank were paid a total of $19,200 for such services. During 1996, the chairman of the board shall be paid $500 per month and the other directors of Eastside Bank shall be paid $350 per month and, other than Mr. Cox and Mr. Horn, $75 for each committee meeting attended.

                            OWNERSHIP OF STOCK

PRINCIPAL HOLDERS OF COMPANY STOCK

     The following table sets forth the entity who beneficially owned, on July 31, 1996 after the consummation of the Merger, more than five percent (5%) of the outstanding shares of Common Stock to the best information and knowledge of the Company. Unless otherwise indicated, such entity is the record owner of and has sole voting and investment powers over its shares.


      NAME AND ADDRESS OF                         COMMON STOCK
       BENEFICIAL OWNER                      BENEFICIAL OWNERSHIP(1)(%)
     ---------------------                   --------------------------
  SouthTrust of Georgia, Inc.                         66,897
  c/o SouthTrust Corporation                           5.06%
  420 North 20th Street
  Birmingham, Alabama 35203

NOTE TO TABLE

(1) The information shown above is based upon information available to the Company in its stock ownership records or forwarded to the Company by the named person. For purposes of this table, the term "beneficial ownership" is used as defined in Rule 13d-3 under the 1934 Act. Under applicable SEC rules, the number of outstanding shares of common stock used in the computation of the "Percent of Class" includes currently exercisable stock options owned by the shareholder.


                          SECURITY OWNERSHIP OF MANAGEMENT

     The following table sets forth information, as of July 31, 1996 after consummation of the Merger, regarding the ownership of Common Stock by all directors and executive officers of the Company as a group. Information regarding such ownership by the principal officer named in the Summary Compensation Table above and by each director and for each nominee for election at the Annual Meeting is set forth in the table appearing in "PROPOSAL ONE - ELECTION OF CLASS II DIRECTOR OF THE COMPANY - Board of Directors."


===================================================================================================================
                                                          AMOUNT AND NATURE OF               PERCENT
              NAME                                       BENEFICIAL OWNERSHIP(1)             OF CLASS
===================================================================================================================
All directors and executive officers as
a group (6 persons)                                             101,287                        7.66%
===================================================================================================================

NOTE TO TABLE

     (1) The information shown above is based upon information furnished to the Company by the named persons. Beneficial ownership as reported in the table above has been determined in accordance with rules promulgated under the 1934 Act.


                                      MISCELLANEOUS

RELATIONSHIP WITH INDEPENDENT PUBLIC ACCOUNTANTS

     Mauldin & Jenkins served as the independent accountants for the year ended December 31, 1995, and performed an audit of the Company's 1995 financial statements which are included in the 1995 Annual Report to Shareholders which accompanies this Proxy Statement. The Company has selected Mauldin & Jenkins as its independent accountants for the 1996 fiscal year.
                                      13

SOLICITATION OF PROXIES

     The cost of soliciting proxies for the Annual Meeting will be paid by the Company. The Company has not engaged any outside organizations or agents to assist in the solicitation of proxies.

1997 ANNUAL MEETING - SHAREHOLDER PROPOSALS

     Proposals of shareholders of the Company intended to be presented at the 1997 Annual Meeting must be received by the Company on or before December 27, 1996 to be included in the Company's Proxy Statement or Form of Proxy for the 1997 Annual Meeting of Shareholders.

1995 ANNUAL REPORT ON FORM 10-KSB

     A copy of the Company's 1995 Annual Report on Form 10-KSB, filed with the Securities and Exchange Commission, is available at no charge upon written request to:

                               Ms. Barbara J. Bond
                           First Sterling Banks, Inc.
                              1200 Barrett Parkway
                            Kennesaw, Georgia  30144

     The management of the Company knows of no other matter to be presented for action at the Annual Meeting. If other matters are properly brought before the Annual Meeting, it is intended that the shares represented by proxies in the accompanying form will be voted by the persons named in the proxy in accordance with their best judgment.


                                       Edward C. Milligan
                                       President


Kennesaw, Georgia
August 2, 1996

                           FIRST STERLING BANKS, INC.
                                      PROXY
                       SOLICITED BY THE BOARD OF DIRECTORS
                     FOR THE ANNUAL MEETING OF SHAREHOLDERS
                          TO BE HELD ON AUGUST 28, 1996


     The undersigned hereby appoints Edward C. Milligan or P. Harris Hines, or either of them, as Proxies, with the power to appoint his substitute, and hereby authorizes them or either of them to represent and to vote, as designated below, all of the Common Stock of First Sterling Banks, Inc. (the "Company"), 1200 Barrett Parkway, Kennesaw, Georgia 30144, which the undersigned would be entitled to vote if personally present at the Annual Meeting of Shareholders (the "Meeting") to be held at the main office of The Westside Bank & Trust Company, 1200 Barrett Parkway, Kennesaw, Georgia
30144, on August 28, 1996, at 8:00 a.m. local time, and at any adjournments thereof, upon the proposal described in the accompanying Notice of the Annual Meeting and the Proxy Statement relating to the Meeting, receipt of which are hereby acknowledged.

            THE BOARD OF DIRECTORS RECOMMENDS VOTES FOR THE PROPOSAL


PROPOSAL ONE:  Election of Class II Director.  The election of the following named person to serve as Class II Director for three year terms expiring at the 1999 Annual Meeting of Shareholders or until his successor is duly elected and qualified.

               / / For the nominee listed below     / / Withhold authority to
                                                        vote for the nominee
                                                        listed below

                              Benjamin H. Wofford



THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION TO THE CONTRARY IS INDICATED, IT WILL BE VOTED FOR THE PROPOSAL.

DISCRETIONARY AUTHORITY IS HEREBY CONFERRED AS TO ALL OTHER MATTERS WHICH MAY COME BEFORE THE SPECIAL MEETING.

     If stock is held in the name of more than one person, all holders should sign. Signatures should correspond exactly with the name or names appearing on the stock certificates(s). When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.


                              DATED: __________________________________, 1996
                                     (Be sure to date your Proxy)

                                     ________________________________________
                                     Name(s) of Shareholder(s)

                                     ________________________________________
                                     Signature(s) of Shareholder(s)


     Please mark, date and sign this Proxy, and return it in the enclosed self-addressed return envelope. No postage is necessary.